Exhibit 99.1

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS

CASE NUMBER:	03-30179-HDH-11

JUDGE:	HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING:	June 4 - July 1, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Vice President
Original Signature of Responsible Party		Title

Nancy Ellefson
Printed Name of Responsible Party		Date

PREPARER:

Accountant for Debtor
Original Signature of Preparer		Title

D. Keith Enger
Printed Name of Preparer		Date

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 1

CASE NUMBER:	03-30179-HDH-11

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 6/04/03 - 7/01/03
ASSETS
1.	Unrestricted Cash	1,810,382	937,054	1,771,881	2,366,163
2.	Cash in Escrow		1,452,000	1,400,009	1,169,840
3.	Total Cash	1,810,382	2,389,054	3,171,890	3,536,003
4.	Accounts Receivable-Net	902,975	1,521,313	1,295,361	1,147,087
5.	Inventory	5,439,601	5,487,990	5,539,183	5,354,194
6.	Notes Receivable
7.	Prepaid Expenses (Insurance)	1,349,293	967,577	903,227	866,939
8.	Other (Attach List)	464,452	577,945	577,945	601,570
9.	Total Current Assets	9,966,703	10,943,879	11,487,606	11,505,793
10.	Property, Plant & Equipment		92,517,608	92,703,290	92,811,397
11.	Less: Accumulated Depreciation/Depletion		(61,636,105)	(62,222,618)	(62,808,438)
12.	Net Property, Plant & Equipment (Footnote)	27,898,267	30,881,503	30,480,672	30,002,959
13.	Due From Insiders
14.	Other Assets - Net of Amortization (Attach List)	0	0	0	0
15.	Other (Attach List)	692,581	11,623,945	10,733,952	11,243,881
16.	Total Assets	38,557,551	53,449,327	52,702,230	52,752,633
POST PETITION LIABILITIES
17.	Accounts Payable		552,724	391,184	250,036
18.	Taxes Payable		953,407	1,162,876	1,005,080
19.	Notes Payable
20.	Professional Fees		851,627	901,105	970,936
21.	Secured Debt
22.	Other (Attach List)		2,676,089	2,726,620	2,936,109
23.	Total Post Petition Liabilities		5,033,847	5,181,785	5,162,161
PRE PETITION LIABILITIES
24.	Secured Debt (Footnote)	43,995,304	43,927,132	43,927,132	43,927,132
25.	Priority Debt (Footnote)	5,703,675	1,723,351	1,311,618	1,292,878
26.	Unsecured Debt (Footnote)	16,979,394	19,530,531	19,613,518	20,227,928
27.	Other (Attach List) (Footnote)	0	12,851,499	12,506,615	12,439,148
28.	Total Pre Petition Liabilities	66,678,373	78,032,513	77,358,883	77,887,086
29.	Total Liabilities	66,678,373	83,066,360	82,540,668	83,049,247
EQUITY
30.	Pre Petition Owners’ Equity (Footnote)		(28,946,832)	(28,946,832)	(28,946,832)
31.	Post Petition Cumulative Profit Or (Loss)		99,599	(144,498)	(620,947)
32.	Direct Charges To Equity (Attach Explanation) (Footnote)		(769,800)	(747,108)	(728,835)
33.	Total Equity		(29,617,033)	(29,838,438)	(30,296,614)
34.	Total Liabilities and Equity		53,449,327	52,702,230	52,752,633

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 6/04/03 - 7/01/03
ASSETS
A.	Rent Escrow	234,286	201,526	201,526	225,151
B.	Rent and Utility Deposits	160,166	376,419	376,419	376,419
C.	Deposit - office equipment lease	70,000	0	0	0
D.
E.
TOTAL OTHER ASSETS - LINE 8		464,452	577,945	577,945	601,570

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14		0	0	0	0

A.	Bankruptcy Related Retainers and Pre-Payments	692,581	395,925	202,504	149,140
B.	Intercompany Receivables (Footnote)		6,857,090	6,881,182	6,891,229
C.	Deferred Costs and Miscellaneous Assets (Footnote)		3,780,919	3,118,103	3,588,195
D.	Accrued Hospitalization		590,011	532,163	615,317
E.
TOTAL OTHER ASSETS - LINE 15		692,581	11,623,945	10,733,952	11,243,881

POST PETITION LIABILITIES
A.	Accrued Wages		755,342	591,406	604,229
B.	Accrued Employee Benefits		543,383	545,740	724,841
C.	Accrued Rent		648,464	234,000	265,070
D.	Accrued Expenses		448,900	730,000	720,000
E.	Accrued Reserve for Casualties & Losses		115,000	110,000	110,000
F.	Giftbooks Payable		165,000	515,474	511,969
TOTAL OTHER POST PETITION LIABILITIES - LINE 22			2,676,089	2,726,620	2,936,109

PRE PETITION LIABILITIES
A.	Accrued Expenses		936,623	692,279	799,108
B.	Accrued Employee Benefits		64,052	64,052	59,335
C.	Accrued Reserve for Casualties & Losses		4,026,638	3,961,710	3,874,424
D.	Deferred Income and Expenses		2,011,606	2,014,528	2,017,450
E.	Accrued Reserve for Restaurant Closings		5,812,580	5,774,046	5,688,831
F.
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27			12,851,499	12,506,615	12,439,148

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 2

CASE NUMBER:	03-30179-HDH-11

INCOME STATEMENT

		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 6/04/03 - 7/01/03	QUARTER TOTAL
REVENUES
1.	Gross Revenues	12,129,007	9,548,102	9,580,541	31,257,650
2.	Less: Discounts (Footnote)	(509,776)	(345,472)	(365,944)	(1,221,192)
3.	Net Revenue	11,619,231	9,202,630	9,214,597	30,036,458
COST OF GOODS SOLD
4.	Material	3,338,615	2,578,049	2,607,819	8,524,483
5.	Direct Labor	3,758,597	3,024,689	3,098,642	9,881,928
6.	Direct Overhead	622,904	672,999	609,664	1,905,567
7.	Total Cost Of Goods Sold	7,720,116	6,275,737	6,316,125	20,311,978
8.	Gross Profit	3,899,115	2,926,893	2,898,472	9,724,480
OPERATING EXPENSES
9.	Officer / Insider Compensation	39,136	45,898	34,876	119,910
10.	Selling & Marketing	384,346	112,309	228,566	725,221
11.	General & Administrative	301,534	195,724	228,386	725,644
12.	Rent & Lease	495,725	515,773	490,652	1,502,150
13.	Other (Attach List)	1,291,753	1,215,524	1,361,541	3,868,818
14.	Total Operating Expenses	2,512,494	2,085,228	2,344,021	6,941,743
15.	Income Before Non-Operating Income & Expense	1,386,621	841,665	554,451	2,782,737
OTHER INCOME & EXPENSES
16.	Non-Operating Income (Att List)	3,749	0	0	3,749
17.	Non-Operating Expense (Att List)	0	0	0	0
18.	Interest Expense	0	451	(7,480)	(7,029)
19.	Depreciation / Depletion	578,389	578,786	578,092	1,735,267
20.	Amortization (Footnote)	7,727	7,727	7,727	23,181
21.	Other (Attach List)	0	0	0	0
22.	Net Other Income & Expenses	(582,367)	(586,964)	(578,339)	(1,747,670)
REORGANIZATION EXPENSES
23.	Professional Fees	472,953	498,798	452,561	1,424,312
24.	U.S. Trustee Fees				0
25.	Other (Attach List)	0	0	0	0
26.	Total Reorganization Expenses	472,953	498,798	452,561	1,424,312
27.	Income Tax				0
28.	Net Profit (Loss)	331,301	(244,097)	(476,449)	(389,245)

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 2

INCOME STATEMENT

		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 6/04/03 - 7/01/03	QUARTER TOTAL
OPERATING EXPENSES
A.	Repairs & Maintenance	288,351	239,433	258,471	786,255
B.	Supplies	267,509	203,512	224,579	695,600
C.	Utilities	375,483	431,855	511,498	1,318,836
D.	Other Store Expenses	360,410	340,724	366,993	1,068,127
E.					0
F.					0
G.					0
H.					0
	TOTAL OTHER OPERATING EXPENSES - LINE 13	1,291,753	1,215,524	1,361,541	3,868,818

OTHER INCOME & EXPENSES
A.	Misc. Income	3,749	0	0	3,749
B.					0
C.					0
D.					0
E.					0
TOTAL NON-OPERATING INCOME - LINE 16		3,749	0	0	3,749

A.					0
B.					0
C.					0
D.					0
E.					0
TOTAL NON-OPERATING EXPENSE - LINE 17		0	0	0	0

REORGANIZATION EXPENSES
A.					0
B.					0
C.					0
D.					0
E.					0
	TOTAL OTHER REORGANIZATION EXPENSES - LINE 25	0	0	0	0

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 3

CASE NUMBER:	03-30179-HDH-11

		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 6/04/03 - 7/01/03	QUARTER TOTAL
		(000’s)	(000’s)	(000’s)	(000’s)
CASH RECEIPTS AND DISBURSEMENTS
1.	Cash - Beginning Of Month	2,442	2,389	3,172	2,442
RECEIPTS FROM OPERATIONS
2.	Cash Sales	11,405	9,750	9,246	30,401
COLLECTION OF ACCOUNTS RECEIVABLE
3.	Pre Petition				0
4.	Post Petition	1,129	812	876	2,817
5.	Total Operating Receipts	12,534	10,562	10,122	33,218
NON-OPERATING RECEIPTS
6.	Loans & Advances				0
7.	Sale of Assets	9	21	0	30
8.	Other (Attach List)				0
9.	Total Non-Operating Receipts	9	21	0	30
10.	Total Receipts	12,543	10,583	10,122	33,248
11.	Total Cash Available	14,985	12,972	13,294	35,690
OPERATING DISBURSEMENTS
12.	Net Payroll	3,364	2,606	2,351	8,321
13.	Payroll Taxes Paid (Footnote)	911	715	760	2,386
14.	Sales, Use & Other Taxes Paid (Footnote)	690	668	766	2,124
15.	Secured / Rental / Leases	907	496	567	1,970
16.	Utilities	550	368	575	1,493
17.	Insurance	646	483	526	1,655
18.	Inventory Purchases	2,926	2,464	2,349	7,739
19.	Vehicle Expenses				0
20.	Travel				0
21.	Entertainment				0
22.	Repairs & Maintenance				0
23.	Supplies				0
24.	Advertising	365	250	181	796
25.	Other (Attach List)	2,089	1,564	1,411	5,064
26.	Total Operating Disbursements	12,448	9,614	9,486	31,548
REORGANIZATION DISBURSEMENTS
27.	Professional Fees	148	186	272	606
28.	U.S. Trustee Fees				0
29.	Other (Attach List)				0
30.	Total Reorganization Expenses	148	186	272	606
31.	Total Disbursements	12,596	9,800	9,758	32,154
32.	Net Cash Flow	(53)	783	364	1,094
33.	Cash - End of Month	2,389	3,172	3,536	3,536

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 4

CASE NUMBER:	03-30179-HDH-11

		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 6/04/03 - 7/01/03
ACCOUNTS RECEIVABLE AGING
1.	0 - 30		1,463,322	1,230,233	1,055,543
2.	31 - 60		20,235	34,268	56,418
3.	61 - 90		20,367	13,659	19,885
4.	91 +		17,389	17,201	15,241
5.	Total Accounts Receivable	902,975	1,521,313	1,295,361	1,147,087
6.	(Amount Considered Uncollectible)
7.	Accounts Receivable (Net)	902,975	1,521,313	1,295,361	1,147,087

AGING OF POST PETITION TAXES AND PAYABLES	MONTH:	June 4 - July 1, 2003

		0 - 30 DAYS	31 - 60 DAYS	61 - 90 DAYS	91 + DAYS	TOTAL
TAXES PAYABLE
1.	Federal	77,063				77,063
2.	State	928,017				928,017
3.	Local					0
4.	Other (See below)	0				0
5.	Total Taxes Payable	1,005,080	0	0	0	1,005,080
6.	Accounts Payable	250,036				250,036

STATUS OF POST PETITION TAXES	MONTH:	June 4 - July 1, 2003

		BEGINNING TAX LIABILITY *	AMOUNT WITHHELD AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
FEDERAL
1.	Withholding **	101,015	223,920	(225,369)	99,566
2.	FICA - Employee **	5,835	222,052	(267,127)	(39,240)
3.	FICA - Employer **	5,835	222,053	(267,127)	(39,239)
4.	Unemployment	41,760	14,216	0	55,976
5.	Income	0	0	0	0
6.	Other (Attach List)	0	0	0	0
7.	Total Federal Taxes	154,445	682,241	(759,623)	77,063
STATE AND LOCAL
8.	Withholding	9,858	(6,246)	0	3,612
9.	Sales	880,293	677,800	(765,656)	792,437
10.	Excise	0	0	0	0
11.	Unemployment	118,280	13,688		131,968
12.	Real Property	0	0	0	0
13.	Personal Property	0	0	0	0
14.	Other (Attach List)	0	0	0	0
15.	Total State And Local	1,008,431	685,242	(765,656)	928,017
16.	Total Taxes	1,162,876	1,367,483	(1,525,279)	1,005,080

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30179-HDH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

BANK RECONCILIATIONS		MONTH:	June 4 - July 1, 2003

		Account # 1	Account # 2	Other Accounts (Attach List)	TOTAL
A.	BANK:	Bank of America	Bank of America
B.	ACCOUNT NUMBER:	0047 7437 9021	0047 7437 9225
C.	PURPOSE (TYPE):	Operating	Payroll
1.	Balance Per Bank Statement			0	0
2.	Add: Total Deposits Not Credited			0	0
3.	Subtract: Outstanding Checks			0	0
4.	Other Reconciling Items	1,036,725	149,541	2,348,655	3,534,921
5.	Month End Balance Per Books (Footnote)	1,036,725	149,541	2,348,655	3,534,921
6.	Number of Last Check Written

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.	(Attach List)
11.	Total Investments				0

CASH
12.	Currency On Hand				1,082
13.	Total Cash - End of Month				3,536,003

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 5

BANK RECONCILIATIONS		MONTH:	June 4 - July 1, 2003

		Account # 3	Account # 4	Account # 5	TOTAL OTHER BANK ACCOUNTS

A.	BANK:	Bank of America	Bank of America	Bank of America
B.	ACCOUNT NUMBER:	0047 7437 9102	0047 7437 9144	0047 7437 9063
C.	PURPOSE (TYPE):	American Express	Discover	Master Card / Visa
1.	Balance Per Bank Statement				0
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items	(51,671)	41,689	(37,693)	(47,675)
5.	Month End Balance Per Books	(51,671)	41,689	(37,693)	(47,675)
6.	Number of Last Check Written	N/A	N/A	N/A

INVESTMENT ACCOUNTS

	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
A.
B.
C.
D.
TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10				0

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 5

BANK RECONCILIATIONS		MONTH:	June 4 - July 1, 2003

		Account # 6	Account # 7	Account # 8	TOTAL OTHER BANK ACCOUNTS

A.	BANK:	Bank of America	Bank of America	Wells Fargo
B.	ACCOUNT NUMBER:	0047 7437 9267	0047 7437 9267	9440 109947
C.	PURPOSE (TYPE):	Master Depository	A/P	Master Depository
1.	Balance Per Bank Statement				0
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items	114,743	(6,579,666)	8,418,314	1,953,391
5.	Month End Balance Per Books	114,743	(6,579,666)	8,418,315	1,953,391
6.	Number of Last Check Written	N/A		N/A

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
A.
B.
C.
D.
TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10					0

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 5

BANK RECONCILIATIONS		MONTH:	June 4 - July 1, 2003

		Account # 9	Account # 10	Account # 11	TOTAL OTHER BANK ACCOUNTS

A.	BANK:	Bank of America	First National Bank	BancFirst
B.	ACCOUNT NUMBER:	0047 7437 9186	322472	524-0157007
C.	PURPOSE (TYPE):	Medical Insurance	Checking	Checking
1.	Balance Per Bank Statement				0
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items			167,266	167,266
5.	Month End Balance Per Books	0	0	167,266	167,266
6.	Number of Last Check Written

INVESTMENT ACCOUNTS
	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
A.
B.
C.
D.
TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10				0

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 5

BANK RECONCILIATIONS		MONTH:	June 4 - July 1, 2003

		Account # 12	Account # 13	Account # 14	TOTAL OTHER BANK ACCOUNTS

A.	BANK:	City National Bank	Dubuque Bank and Trust	Amarillo National Bank
B.	ACCOUNT NUMBER:	7854	10 661 5	44911
C.	PURPOSE (TYPE):	Checking	Checking	Checking
1.	Balance Per Bank Statement				0
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items	275,673			275,673
5.	Month End Balance Per Books	275,673	0	0	275,673
6.	Number of Last Check Written

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
A.
B.
C.
D.
TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10					0

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 5

BANK RECONCILIATIONS	MONTH:	June 4 - July 1, 2003

	Account # 15	Account # 16	Account # 17	TOTAL OTHER BANK ACCOUNTS
A. BANK:
B. ACCOUNT NUMBER:
C. PURPOSE (TYPE):	Prof. Fee Escrow	Property Tax Escrow	Stay Bonus Escrow
1. Balance Per Bank Statement				0
2. Add: Total Deposits Not Credited				0
3. Subtract: Outstanding Checks				0
4. Other Reconciling Items				0
5. Month End Balance Per Books	0	0	0	0
6. Number of Last Check Written

INVESTMENT ACCOUNTS

	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
A.
B.
C.
D.
TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10				0

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 5

BANK RECONCILIATIONS	MONTH:	June 4 - July 1, 2003

	Account # 18			TOTAL OTHER BANK ACCOUNTS
A. BANK:
B. ACCOUNT NUMBER:
C. PURPOSE (TYPE):	Asset Sales Escrow
1. Balance Per Bank Statement				0
2. Add: Total Deposits Not Credited				0
3. Subtract: Outstanding Checks				0
4. Other Reconciling Items				0
5. Month End Balance Per Books	0	0	0	0
6. Number of Last Check Written

INVESTMENT ACCOUNTS

	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
A.
B.
C.
D.
TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10				0

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 6

CASE NUMBER:	03-30179-HDH-11
		MONTH:	June 4 - July 1, 2003
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals.  Also, for payments to Insiders, identify the type of compensation paid (e.g. sa

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	Blasdel, T. Michael	Wages and Expenses	10,403	57,646
2.	Dodson, Donald	Wages and Expenses	12,921	97,701
3.	Ellefson, Nancy	Wages and Expenses	11,552	64,879
4.	Goldsmith, Martin N.	Wages and Expenses		38,450
5.	Smith, Elizabeth	Wages and Expenses		40,366
6.
7.
8.	Other (see attached)
	Total Payments To Insiders		34,876	299,042

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	Corporate Revitalization Partn.	1/24/2003	80%	41,420	549,529	(Footnote)
2.	Gardere & Wynn	1/24/2003	80%	68,141	103,735	(Footnote)
3.	Ernst & Young	1/24/2003	80%	30,426	51,318	(Footnote)
4.	Lain, Faulkner & Co., P.C.	1/24/2003	80%	124,813	124,813	(Footnote)
5.	McGuire Craddock	1/24/2003	80%	2,673	2,673	(Footnote)
6.	Deloitte & Touche	1/24/2003	80%	4,116	4,116	(Footnote)
	Total Payments To Professionals		80%	271,589	836,184	0

* Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
1.	Fleet National Bank (Administrative Agent)			0
2.	Status of leases available upon request
3.
4.
5.	(Attach List)
	TOTAL	0	0	0

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.		ACCRUAL BASIS - 7

CASE NUMBER:	03-30179-HDH-11
		MONTH:	June 4 - July 1, 2003

QUESTIONNAIRE

		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X

If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item.  Attach additional sheets if necessary.

INSURANCE

		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2.	Are all premium payments paid current?	X
3.	Please itemize policies below. (See Attached)

If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attach additional sheets if necessary.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Exhibit

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CAFETERIA OPERATIONS, L.P.
CASE NO.03-30179-HDH-11

Insurance

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Property	Industrial Risk Insurers	12/31/02 to 12/30/03	383,500	annually
Property	Commonwealth Ins. Co.	12/31/02 to 12/30/03	60,000	annually
Property	Essex Ins.	12/31/02 to 12/30/03	60,000	annually
Property	Royal Indemnity	12/31/02 to 12/30/03	53,000	annually
Motor Truck, Cargo	Underwriters @ Lloyds	12/31/02 to 12/30/03	20,200	annually
Motor Truck, Cargo - excess	Underwriters @ Lloyds	12/31/02 to 12/30/03	5,000	annually
Comprehensive, Employers Indemnity	Arch Specialty Ins. Co.	01/04/03 to 01/04/04	237,784	annually
Workers’ Compensation - NM	New MexicoMutual Cas. Co	01/04/03 to 01/04/04	201,330	annually
Workers’ Compensation - AZ	Travelers Indemnity Co.	01/05/03 to 01/05/04	36,444	annually
Workers’ Compensation - MO	Travelers Indemnity Co.	01/08/03 to 01/08/04	287,434	annually
Workers’ Compensation - IA, IL, KS	L M Insurance Corp.	01/04/03 to 01/04/04	99,180	annually
Workers’ Compensation - CO	Pinnacol Assurance	01/18/03 to 01/18/04	43,903	annually
General Liability	Arch Specialty Ins. Co.	01/03/03 to 01/03/04	240,000	annually
Automobile	National Fire & Marine Insurance Co.	12/31/02 to 12/31/03	243,781	annually
Umbrella, first layer	Liberty Mutual	01/03/03 to 01/03/04	130,000	annually
Excess Umbrella, second layer	Great American Ins. Co.	01/03/03 to 01/03/04	88,312	annually
Excess Umbrella, third layer	Liberty Mutual	01/03/03 to 01/03/04	50,000	annually
Pollution Legal, liability UST’s	Commerce & Industry	12/31/02 to 12/31/03	8,907	annually
Transit Pollution	AIG Environmental	12/31/02 to 12/31/03	9,949	annually
Crime	Great American	12/31/01 to 12/31/04	14,007	annually
Special Crime	National Union	01/01/02 to 01/01/05	1,750	annually
Fiduciary	Gulf	04/07/01 to 04/07/04	7,665	annually

CASE NAME:	CAFETERIA OPERATORS, L.P.	FOOTNOTES SUPPLEMENT

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS

	MONTH:	June 4 - July 1, 2003

ACCRUAL BASIS FORM NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION
1	12

For properties that are being discontinued, Net Property, Plant & Equipment was written down to liquidation value on Debtor’s Schedules.  The values included in this Report are reported at cost less accumulated depreciation using Generally Accepted Accounting Principles.

1	15B

Debtor has reported various intercompany receivables and payables with its co-debtors: Cavalcade Foods, Inc. (Case No. 03-30194-SAF-11,) and Furr’s Restaurant Group, Inc. (Case No. 03-30190-HDH-11), Furr’s/Bishop’s Cafeterias, L.P. (Case No. 03-30185-HDH-11).

1	15C

The Debtor records certain deferred costs as assets in accordance with Generally Accepted Accounting Principles.  These assets are being amortized to allocate the expense over the life of the asset.  These amounts were not listed in Debtor’s schedules as they would have minimal value to the estate.

1 2	24 20

Debtor and its codebtors are jointly and severally obligated to a lender group, with Fleet National Bank as its administrative agent.  As a result, the entire amount of the debt has been recorded on each of the Debtor’s Schedules and Operating Reports.  The amortization expense has been recorded only on the operating report for Cafeteria Operators, L.P., Case No. 03-30179-HDH-11.

1 3	25 13

Pursuant to the Interim Agreed Order Authorizing Limited Use of Cash Collateral and Granting Adequate Protection to Existing Lienholders entered on January 7, 2003, the Debtor paid wages and related payroll taxes which were included as unsecured priority liabilities in the Debtor’s Schedules, thereby reducing the priority debt for the period ending February 4, 2003.

1	26

Debtor continues to receive invoices relating to the pre-petition period and is recording those liabilities on its books and records as pre-petition unsecured debt.  It is anticipated that any differences will be resolved in the claims administration process.

1 1	22 27

The Debtor records on its books accruals for certain liabilities based on historical estimates.  While the known creditors were listed on the Debtor’s schedules, the estimated amounts were not.  Accordingly, for purposes of this report, the accrued liabilities are reflected as pre-petition or post petition “accrued liabilities.”

1	30	The Debtor charged to Pre-Petition Equity amounts for Professional Fees incurred in 2002.
1	32

The direct charge to equity reflects the assets and liabilities that are on the Debtor’s books and records pursuant to Generally Accepted Accounting Principles.  The assets were not included in Debtor’s schedules as their value has limited or no value to the Debtor’s Estate.  The additional liabilities are accruals based on historical estimates.

2	2	The Debtor frequently provides promotions for its customers, resulting in discounts for those customers.
3	14

Pursuant to the Order Authorizing The Debtors To Pay Sales and Use Taxes entered on January 7, 2003, the Debtor paid sales and use taxes which were included as unsecured priority liabilities in the Debtor’s Schedules, thereby reducing the priority debt for the period ending February 4, 2003.

6	Prof. Fees	Debtor accrues for professional fee expenses on a monthly basis and is in the process of reconciling the accrual to outstanding invoices.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS

CASE NUMBER:	03-30185-HDH-11

JUDGE:	HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

PERIOD ENDING:	June 4 - July 1, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Vice President
Original Signature of Responsible Party	Title

Nancy Ellefson
Printed Name of Responsible Party	Date

PREPARER:

Accountant for Debtor
Original Signature of Preparer	Title

D. Keith Enger
Printed Name of Preparer	Date

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 1

CASE NUMBER:	03-30185-HDH-11

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 06/04/03 - 07/01/03
ASSETS
1.	Unrestricted Cash	19	176	176	176
2.	Restricted Cash
3.	Total Cash	19	176	176	176
4.	Accounts Receivable-Net
5.	Inventory
6.	Notes Receivable
7.	Prepaid Expenses
8.	Other (Attach List)	0	0	0	0
9.	Total Current Assets	19	176	176	176
10.	Property, Plant & Equipment
11.	Less: Accumulated Depreciation/Depletion
12.	Net Property, Plant & Equipment	0	0	0	0
13.	Due From Insiders
14.	Other Assets - Net of Amortization (Attach List)		0	0	0
15.	Other (Attach List)		0	0	0
16.	Total Assets	19	176	176	176
POST PETITION LIABILITIES
17.	Accounts Payable
18.	Taxes Payable
19.	Notes Payable
20.	Professional Fees
21.	Secured Debt
22.	Other (Attach List)		157	157	157
23.	Total Post Petition Liabilities		157	157	157
PRE PETITION LIABILITIES
24.	Secured Debt (Footnote)	43,995,304	43,927,132	43,927,132	43,927,132
25.	Priority Debt
26.	Unsecured Debt	3,481,591	3,481,786	3,481,786	3,481,786
27.	Other (Attach List)		(7,690,305)	(7,690,305)	(7,690,305)
28.	Total Pre Petition Liabilities	47,476,895	39,718,613	39,718,613	39,718,613
29.	Total Liabilities	47,476,895	39,718,770	39,718,770	39,718,770
EQUITY
30.	Pre Petition Owners’ Equity		(47,408,704)	(47,408,704)	(47,408,704)
31.	Post Petition Cumulative Profit Or (Loss)		0	0	0
32.	Direct Charges To Equity (Attach Explanation) (Footnote)		7,690,110	7,690,110	7,690,110
33.	Total Equity		(39,718,594)	(39,718,594)	(39,718,594)
34.	Total Liabilities and Equity		176	176	176

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30185-HDH-11	ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 06/04/03 - 07/01/03
ASSETS
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8		0	0	0	0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14		0	0	0	0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15		0	0	0	0

POST PETITION LIABILITIES
A.	Advances from Furr’s Restaurant Group, Inc.		157	157	157
B.
C.
D.
E.
F.
G.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22			157	157	157

PRE PETITION LIABILITIES
A.	Investment In Cafeteria Operators, L.P. - Pension (Footnote)		1,819,467	1,819,467	1,819,467
B.	InterCompany Accounts Receivable (Footnote)		(3,855,329)	(3,855,329)	(3,855,329)
C.	Investment In Affiliated Partnership (Footnote)		(5,654,443)	(5,654,443)	(5,654,443)
D.
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27		0	(7,690,305)	(7,690,305)	(7,690,305)

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 2

CASE NUMBER:	03-30185-HDH-11

INCOME STATEMENT

		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 06/04/03 - 07/01/03	QUARTER TOTAL

REVENUES
1.	Gross Revenues				0
2.	Less: Revenue Adjustment				0
3.	Net Revenue	0	0	0	0
COST OF GOODS SOLD
4.	Material				0
5.	Direct Labor				0
6.	Direct Overhead				0
7.	Total Cost Of Goods Sold	0	0	0	0
8.	Gross Profit	0	0	0	0
OPERATING EXPENSES
9.	Officer / Insider Compensation				0
10.	Selling & Marketing				0
11.	General & Administrative				0
12.	Rent & Lease				0
13.	Other (Attach List)				0
14.	Total Operating Expenses	0	0	0	0
15.	Income Before Non-Operating Income & Expense	0	0	0	0
OTHER INCOME & EXPENSES
16.	Non-Operating Income (Att List)	0	0	0	0
17.	Non-Operating Expense (Att List)				0
18.	Interest Expense				0
19.	Depreciation / Depletion				0
20.	Amortization				0
21.	Other (Attach List)				0
22.	Net Other Income & Expenses	0	0	0	0
REORGANIZATION EXPENSES
23.	Professional Fees				0
24.	U.S. Trustee Fees				0
25.	Other (Attach List)				0
26.	Total Reorganization Expenses	0	0	0	0
27.	Income Tax				0
28.	Net Profit (Loss)	0	0	0	0

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 3

CASE NUMBER:	03-30185-HDH-11

		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 06/04/03 - 07/01/03	QUARTER TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	Cash - Beginning Of Month	176	176	176	176
RECEIPTS FROM OPERATIONS
2.	Cash Sales				0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	Pre Petition				0
4.	Post Petition				0
5.	Total Operating Receipts	0	0	0	0
NON-OPERATING RECEIPTS
6.	Advance from Furr’s Restaurant Group, Inc.				0
7.	Sale of Assets				0
8.	Other (Attach List)				0
9.	Total Non-Operating Receipts				0
10.	Total Receipts	0	0	0	0
11.	Total Cash Available	176	176	176	176
OPERATING DISBURSEMENTS
12.	Net Payroll				0
13.	Payroll Taxes Paid				0
14.	Sales, Use & Other Taxes Paid				0
15.	Secured / Rental / Leases				0
16.	Utilities				0
17.	Insurance				0
18.	Inventory Purchases				0
19.	Vehicle Expenses				0
20.	Travel				0
21.	Entertainment				0
22.	Repairs & Maintenance				0
23.	Supplies				0
24.	Advertising				0
25.	Other (Attach List)				0
26.	Total Operating Disbursements	0	0	0	0
REORGANIZATION DISBURSEMENTS
27.	Professional Fees				0
28.	U.S. Trustee Fees				0
29.	Other (Attach List)				0
30.	Total Reorganization Expenses	0	0	0	0
31.	Total Disbursements	0	0	0	0
32.	Net Cash Flow	0	0	0	0
33.	Cash - End of Month	176	176	176	176

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 4

CASE NUMBER:	03-30185-HDH-11

		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 06/04/03 - 07/01/03
ACCOUNTS RECEIVABLE AGING
1.	0 - 30
2.	31 - 60
3.	61 - 90
4.	91 +
5.	Total Accounts Receivable		0	0	0
6.	(Amount Considered Uncollectible)
7.	Accounts Receivable (Net)		0	0	0

AGING OF POST PETITION TAXES AND PAYABLES	MONTH:	June 4 - July 1, 2003

		0 - 30 DAYS	31 - 60 DAYS	61 - 90 DAYS	91 + DAYS	TOTAL
TAXES PAYABLE
1.	Federal					0
2.	State					0
3.	Local					0
4.	Other (See below)					0
5.	Total Taxes Payable	0	0	0	0	0
6.	Accounts Payable	0				0

STATUS OF POST PETITION TAXES	MONTH:	June 4 - July 1, 2003

		BEGINNING TAX LIABILITY *	AMOUNT WITHHELD AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
FEDERAL
1.	Withholding **				0
2.	FICA - Employee **				0
3.	FICA - Employer **				0
4.	Unemployment				0
5.	Income				0
6.	Other (Attach List)
7.	Total Federal Taxes	0	0	0	0
STATE AND LOCAL
8.	Withholding				0
9.	Sales				0
10.	Excise				0
11.	Unemployment				0
12.	Real Property				0
13.	Personal Property				0
14.	Other (Attach List)				0
15.	Total State And Local	0	0	0	0
16.	Total Taxes	0	0	0	0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30185-HDH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

BANK RECONCILIATIONS	MONTH:	June 4 - July 1, 2003

		Account # 1	Account # 2	Other Accounts (Attach List)	TOTAL
A.	BANK:	Amarillo National Bank
B.	ACCOUNT NUMBER:	47309
C.	PURPOSE (TYPE):
1.	Balance Per Bank Statement	176			176
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items				0
5.	Month End Balance Per Books	176			176
6.	Number of Last Check Written	N/A

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.	(Attach List)
11.	Total Investments				0

CASH
12.	Currency On Hand	0
13.	Total Cash - End of Month	176

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 6

CASE NUMBER:	03-30185-HDH-11

	MONTH:	June 4 - July 1, 2003
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals.  Also, for payments to Insiders, identify the type of compensation paid (e.g. sa

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.
2.
3.
4.
5.
6.
7.
8.	Other (see attached)
	Total Payments To Insiders		0	0

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.
2.
3.
4.
5.
Total Payments To Professionals		0	0	0	0

*Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
1.
2.
3.
4.
5.	(Attach List)
	TOTAL	0	0	0

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 7

CASE NUMBER:	03-30185-HDH-11

	MONTH:	June 4 - July 1, 2003

QUESTIONNAIRE

		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X

If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item.  Attach additional sheets if necessary.

INSURANCE

		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2.	Are all premium payments paid current?	X
3.	Please itemize policies below.

If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attach additional sheets if necessary.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Exhibit

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

FURR'S/BISHOP CAFETERIAS, L.P.
CASE NO.03-30185-HDH-11

Insurance

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Property	Industrial Risk Insurers	12/31/02 to 12/30/03	383,500	annually
Property	Commonwealth Ins. Co.	12/31/02 to 12/30/03	60,000	annually
Property	Essex Ins.	12/31/02 to 12/30/03	60,000	annually
Property	Royal Indemnity	12/31/02 to 12/30/03	53,000	annually
Motor Truck, Cargo	Underwriters @ Lloyds	12/31/02 to 12/30/03	20,200	annually
Motor Truck, Cargo - excess	Underwriters @ Lloyds	12/31/02 to 12/30/03	5,000	annually
Comprehensive, Employers Indemnity	Arch Specialty Ins. Co.	01/04/03 to 01/04/04	237,784	annually
Workers’ Compensation - NM	New MexicoMutual Cas. Co	01/04/03 to 01/04/04	201,330	annually
Workers’ Compensation - AZ	Travelers Indemnity Co.	01/05/03 to 01/05/04	36,444	annually
Workers’ Compensation - MO	Travelers Indemnity Co.	01/08/03 to 01/08/04	287,434	annually
Workers’ Compensation - IA, IL, KS	L M Insurance Corp.	01/04/03 to 01/04/04	99,180	annually
Workers’ Compensation - CO	Pinnacol Assurance	01/18/03 to 01/18/04	43,903	annually
General Liability	Arch Specialty Ins. Co.	01/03/03 to 01/03/04	240,000	annually
Automobile	National Fire & Marine Insurance Co.	12/31/02 to 12/31/03	243,781	annually
Umbrella, first layer	Liberty Mutual	01/03/03 to 01/03/04	130,000	annually
Excess Umbrella, second layer	Great American Ins. Co.	01/03/03 to 01/03/04	88,312	annually
Excess Umbrella, third layer	Liberty Mutual	01/03/03 to 01/03/04	50,000	annually
Pollution Legal, liability UST’s	Commerce & Industry	12/31/02 to 12/31/03	8,907	annually
Transit Pollution	AIG Environmental	12/31/02 to 12/31/03	9,949	annually
Crime	Great American	12/31/01 to 12/31/04	14,007	annually
Special Crime	National Union	01/01/02 to 01/01/05	1,750	annually
Fiduciary	Gulf	04/07/01 to 04/07/04	7,665	annually

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	FOOTNOTES SUPPLEMENT

CASE NUMBER:	03-30185-HDH-11	ACCRUAL BASIS

	MONTH:	June 4 - July 1, 2003

ACCRUAL BASIS FORM NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION
1	27 A - C

Debtor has reported various intercompany receivables and payables with its co-debtors: Cafeteria Operators, L.P. (Case No. 03-30179-HDH-11), Furr’s Restaurant Group, Inc. (Case No. 03-30190-HDH-11), and Cavalcade Foods, Inc. (Case No. 03-30194-SAF-11).

1	24

Debtor and its codebtors are jointly and severally obligated to a lender group, with Fleet National Bank as its administrative agent.  As a result, the entire amount of the debt has been recorded on each of the Debtor’s Schedules and Operating Reports.  Debtor continues to amortize loan costs relating to the secured debt, resulting in an increase in the pre-petitionsecured debt reported on the schedules.  This amortization expense has been recorded only on the operating report for Cafeteria Operators, L.P., Case No. 03-30179-HDH-11.

1	32

The direct charge to equity reflects the assets and liabilities that are on the Debtor’s books and records pursuant to Generally Accepted Accounting Principles.  The assets were not included in Debtor’s schedules as their value has limited or no value to the Debtor’s Estate.  The additional liabilities are accruals based on historical estimates.

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS

CASE NUMBER:	03-30194-SAF-11

JUDGE:	HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING:  June 4 - July 1, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Vice President
Original Signature of Responsible Party	Title

Nancy Ellefson
Printed Name of Responsible Party	Date

PREPARER:

Accountant for Debtor
Original Signature of Preparer	Title

D. Keith Enger
Printed Name of Preparer	Date

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 1

CASE NUMBER:	03-30194-SAF-11

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 06/04/03 - 07/01/03
ASSETS
1.	Unrestricted Cash	559	559	559	559
2.	Restricted Cash
3.	Total Cash	559	559	559	559
4.	Accounts Receivable-Net
5.	Inventory
6.	Notes Receivable
7.	Prepaid Expenses
8.	Other (Attach List)	0	0	0	0
9.	Total Current Assets	559	559	559	559
10.	Property, Plant & Equipment
11.	Less: Accumulated Depreciation/Depletion
12.	Net Property, Plant & Equipment	0	0	0	0
13.	Due From Insiders
14.	Other Assets - Net of Amortization (Attach List)		0	0	0
15.	Other (Attach List)		0	0	0
16.	Total Assets	559	559	559	559
POST PETITION LIABILITIES
17.	Accounts Payable
18.	Taxes Payable
19.	Notes Payable
20.	Professional Fees
21.	Secured Debt
22.	Other (Attach List)		0	0	0
23.	Total Post Petition Liabilities		0	0	0
PRE PETITION LIABILITIES
24.	Secured Debt (Footnote)	43,995,304	43,927,132	43,927,132	43,927,132
25.	Priority Debt
26.	Unsecured Debt	8,249,060	8,239,061	8,239,061	8,239,061
27.	Other (Attach List)		2,359	2,359	2,359
28.	Total Pre Petition Liabilities	52,244,364	52,168,552	52,168,552	52,168,552
29.	Total Liabilities	52,244,364	52,168,552	52,168,552	52,168,552
EQUITY
30.	Pre Petition Owners’ Equity		(52,243,805)	(52,243,805)	(52,243,805)
31.	Post Petition Cumulative Profit Or (Loss)
32.	Direct Charges To Equity (Attach Explanation) (Footnote)		75,812	75,812	75,812
33.	Total Equity		(52,167,993)	(52,167,993)	(52,167,993)
34.	Total Liabilities and Equity		559	559	559

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAVALCADE FOODS, INC.	SUPPLEMENT TO

CASE NUMBER:	03-30194-SAF-11	ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

	SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 06/04/03 - 07/01/03
ASSETS
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8	0	0	0	0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14	0	0	0	0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15	0	0	0	0

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
F.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22		0	0	0

PRE PETITION LIABILITIES
A. Deferred Franchise Costs (Footnote)		34	34	34
B. Other Accrued Expenses (Footnote)		2,325	2,325	2,325
C.
D.
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27	0	2,359	2,359	2,359

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 2

CASE NUMBER:	03-30194-SAF-11

INCOME STATEMENT

		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 06/04/03 - 07/01/03	QUARTER TOTAL
REVENUES
1.	Gross Revenues				0
2.	Less: Revenue Adjustment				0
3.	Net Revenue	0	0	0	0
COST OF GOODS SOLD
4.	Material				0
5.	Direct Labor				0
6.	Direct Overhead				0
7.	Total Cost Of Goods Sold	0	0	0	0
8.	Gross Profit	0	0	0	0
OPERATING EXPENSES
9.	Officer / Insider Compensation				0
10.	Selling & Marketing				0
11.	General & Administrative				0
12.	Rent & Lease				0
13.	Other (Attach List)	0	0	0	0
14.	Total Operating Expenses	0	0	0	0
15.	Income Before Non-Operating Income & Expense	0	0	0	0
OTHER INCOME & EXPENSES
16.	Non-Operating Income (Att List)	0	0	0	0
17.	Non-Operating Expense (Att List)	0	0	0	0
18.	Interest Expense				0
19.	Depreciation / Depletion				0
20.	Amortization				0
21.	Other (Attach List)				0
22.	Net Other Income & Expenses	0	0	0	0
REORGANIZATION EXPENSES
23.	Professional Fees				0
24.	U.S. Trustee Fees				0
25.	Other (Attach List)				0
26.	Total Reorganization Expenses	0	0	0	0
27.	Income Tax				0
28.	Net Profit (Loss)	0	0	0	0

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 3

CASE NUMBER:	03-30194-SAF-11

		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 06/04/03 - 07/01/03	QUARTER TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	Cash - Beginning Of Month	559	559	559	559
RECEIPTS FROM OPERATIONS
2.	Cash Sales				0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	Pre Petition				0
4.	Post Petition				0
5.	Total Operating Receipts	0	0	0	0
NON-OPERATING RECEIPTS
6.	Loans & Advances (Attach List)				0
7.	Sale of Assets				0
8.	Other (Attach List)				0
9.	Total Non-Operating Receipts	0	0	0	0
10.	Total Receipts	0	0	0	0
11.	Total Cash Available	559	559	559	559
OPERATING DISBURSEMENTS
12.	Net Payroll				0
13.	Payroll Taxes Paid				0
14.	Sales, Use & Other Taxes Paid				0
15.	Secured / Rental / Leases				0
16.	Utilities				0
17.	Insurance				0
18.	Inventory Purchases				0
19.	Vehicle Expenses				0
20.	Travel				0
21.	Entertainment				0
22.	Repairs & Maintenance				0
23.	Supplies				0
24.	Advertising				0
25.	Other (Attach List)				0
26.	Total Operating Disbursements	0	0	0	0
REORGANIZATION DISBURSEMENTS
27.	Professional Fees				0
28.	U.S. Trustee Fees				0
29.	Other (Attach List)				0
30.	Total Reorganization Expenses	0	0	0	0
31.	Total Disbursements	0	0	0	0
32.	Net Cash Flow	0	0	0	0
33.	Cash - End of Month	559	559	559	559

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 4

CASE NUMBER:	03-30194-SAF-11

		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 06/04/03 - 07/01/03
ACCOUNTS RECEIVABLE AGING
1.	0 - 30
2.	31 - 60
3.	61 - 90
4.	91 +
5.	Total Accounts Receivable		0	0	0
6.	(Amount Considered Uncollectible)
7.	Accounts Receivable (Net)		0	0	0

AGING OF POST PETITION TAXES AND PAYABLES			MONTH:	June 4 - July 1, 2003

		0 - 30 DAYS	31 - 60 DAYS	61 - 90 DAYS	91 + DAYS	TOTAL
TAXES PAYABLE
1.	Federal					0
2.	State					0
3.	Local					0
4.	Other (See below)					0
5.	Total Taxes Payable	0	0	0	0	0
6.	Accounts Payable	0				0

STATUS OF POST PETITION TAXES			MONTH:	June 4 - July 1, 2003

		BEGINNING TAX LIABILITY *	AMOUNT WITHHELD AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
FEDERAL
1.	Withholding **				0
2.	FICA - Employee **				0
3.	FICA - Employer **				0
4.	Unemployment				0
5.	Income				0
6.	Other (Attach List)
7.	Total Federal Taxes	0	0	0	0
STATE AND LOCAL
8.	Withholding				0
9.	Sales				0
10.	Excise				0
11.	Unemployment				0
12.	Real Property				0
13.	Personal Property				0
14.	Other (Attach List)				0
15.	Total State And Local	0	0	0	0
16.	Total Taxes	0	0	0	0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30194-SAF-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

BANK RECONCILIATIONS		MONTH:	June 4 - July 1, 2003

		Account # 1	Account # 2	Other Accounts (Attach List)	TOTAL
A.	BANK:	Amarillo National Bank
B.	ACCOUNT NUMBER:	47295
C.	PURPOSE (TYPE):
1.	Balance Per Bank Statement	559			559
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items				0
5.	Month End Balance Per Books	559	0		559
6.	Number of Last Check Written	N/A

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.	(Attach List)
11.	Total Investments				0

CASH

12.	Currency On Hand	0
13.	Total Cash - End of Month	559

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 6

CASE NUMBER:	03-30194-SAF-11

	MONTH:	June 4 - July 1, 2003
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals.  Also, for payments to Insiders, identify the type of compensation paid (e.g. sa

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.
2.
3.
4.
5.
6.
7.
8.	Other (see attached)
	Total Payments To Insiders	0	0

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.
2.
3.
4.
5.
	Total Payments To Professionals	0	0	0	0

*                          Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
1.
2.
3.
4.
5.	(Attach List)
	TOTAL	0	0	0

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 7

CASE NUMBER:	03-30194-SAF-11

MONTH:	June 4 - July 1, 2003

QUESTIONNAIRE

		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X

If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item.  Attach additional sheets if necessary.

INSURANCE

		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2.	Are all premium payments paid current?	X
3.	Please itemize policies below.

If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attach additional sheets if necessary.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Exhibit

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CAVALCADE FOODS, INC.

CASE NO.03-30194-SAF-11

Insurance

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Property	Industrial Risk Insurers	12/31/02 to 12/30/03	383,500	annually
Property	Commonwealth Ins. Co.	12/31/02 to 12/30/03	60,000	annually
Property	Essex Ins.	12/31/02 to 12/30/03	60,000	annually
Property	Royal Indemnity	12/31/02 to 12/30/03	53,000	annually
Motor Truck, Cargo	Underwriters @ Lloyds	12/31/02 to 12/30/03	20,200	annually
Motor Truck, Cargo - excess	Underwriters @ Lloyds	12/31/02 to 12/30/03	5,000	annually
Comprehensive, Employers Indemnity	Arch Specialty Ins. Co.	01/04/03 to 01/04/04	237,784	annually
Workers’ Compensation - NM	New MexicoMutual Cas. Co	01/04/03 to 01/04/04	201,330	annually
Workers’ Compensation - AZ	Travelers Indemnity Co.	01/05/03 to 01/05/04	36,444	annually
Workers’ Compensation - MO	Travelers Indemnity Co.	01/08/03 to 01/08/04	287,434	annually
Workers’ Compensation - IA, IL, KS	L M Insurance Corp.	01/04/03 to 01/04/04	99,180	annually
Workers’ Compensation - CO	Pinnacol Assurance	01/18/03 to 01/18/04	43,903	annually
General Liability	Arch Specialty Ins. Co.	01/03/03 to 01/03/04	240,000	annually
Automobile	National Fire & Marine Insurance Co.	12/31/02 to 12/31/03	243,781	annually
Umbrella, first layer	Liberty Mutual	01/03/03 to 01/03/04	130,000	annually
Excess Umbrella, second layer	Great American Ins. Co.	01/03/03 to 01/03/04	88,312	annually
Excess Umbrella, third layer	Liberty Mutual	01/03/03 to 01/03/04	50,000	annually
Pollution Legal, liability UST’s	Commerce & Industry	12/31/02 to 12/31/03	8,907	annually
Transit Pollution	AIG Environmental	12/31/02 to 12/31/03	9,949	annually
Crime	Great American	12/31/01 to 12/31/04	14,007	annually
Special Crime	National Union	01/01/02 to 01/01/05	1,750	annually
Fiduciary	Gulf	04/07/01 to 04/07/04	7,665	annually

CASE NAME:	CAVALCADE FOODS, INC.	FOOTNOTES SUPPLEMENT

CASE NUMBER:	03-30194-SAF-11	ACCRUAL BASIS

MONTH:	June 4 - July 1, 2003

ACCRUAL BASIS FORM NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION
1	24

Debtor and its codebtors are jointly and severally obligated to a lender group, with Fleet National Bank as its administrative agent.  As a result, the entire amount of the debt has been recorded on each of the Debtor’s Schedules and Operating Reports.  Debtor continues to amortize loan costs relating to the secured debt, resulting in an increase in the pre-petitionsecured debt reported on the schedules.  This amortization expense has been recorded only on the operating report for Cafeteria Operators, L.P., Case No. 03-30179-HDH-11.

1	27 A - B

The Debtor records on its books accruals for certain liabilities based on historical estimates.  While the known creditors were listed on the Debtor’s schedules, the estimated amounts were not.  Accordingly, for purposes of this report, the accrued liabilities are reflected as pre-petition “accrued liabilities.”

1	32

The direct charge to equity reflects the assets and liabilities that are on the Debtor’s books and records pursuant to Generally Accepted Accounting Principles.  The assets were not included in Debtor’s schedules as their value has limited or no value to the Debtor’s Estate.  The additional liabilities are accruals based on historical estimates.

CASE NAME:	FURR'S RESTAURANT GROUP, INC.	ACCRUAL BASIS

CASE NUMBER:	03-30190-HDH-11

JUDGE:	HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

PERIOD ENDING:              June 4 - July 1, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Vice President
Original Signature of Responsible Party	Title

Nancy Ellefson
Printed Name of Responsible Party	Date

PREPARER:

Accountant for Debtor
Original Signature of Preparer	Title

D. Keith Enger
Printed Name of Preparer	Date

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 1

CASE NUMBER:	03-30190-HDH-11

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 06/04/03 - 07/01/03
ASSETS
1.	Unrestricted Cash	3,982	(7,510)	(7,510)	(9,533)
2.	Restricted Cash
3.	Total Cash	3,982	(7,510)	(7,510)	(9,533)
4.	Accounts Receivable-Net
5.	Inventory
6.	Notes Receivable
7.	Prepaid Expenses
8.	Other (Attach List) (Footnote)	0	1,532	1,532	1,532
9.	Total Current Assets	3,982	(5,978)	(5,978)	(8,001)
10.	Property, Plant & Equipment
11.	Less: Accumulated Depreciation/Depletion
12.	Net Property, Plant & Equipment	0	0	0	0
13.	Due From Insiders
14.	Other Assets - Net of Amortization (Attach List) (Footnote)		0	0	0
15.	Other (Attach List)		46,500	46,500	46,500
16.	Total Assets	3,982	40,522	40,522	38,499
POST PETITION LIABILITIES
17.	Accounts Payable
18.	Taxes Payable
19.	Notes Payable
20.	Professional Fees
21.	Secured Debt
22.	Other (Attach List)		60,159	83,612	93,020
23.	Total Post Petition Liabilities		60,159	83,612	93,020
PRE PETITION LIABILITIES
24.	Secured Debt (Footnote)	43,995,304	43,927,132	43,927,132	43,927,132
25.	Priority Debt
26.	Unsecured Debt	8,334,819	7,888,539	7,888,539	7,888,539
27.	Other (Attach List) (Footnote)		14,678,201	14,678,497	14,675,855
28.	Total Pre Petition Liabilities	52,330,123	66,493,872	66,494,168	66,491,526
29.	Total Liabilities	52,330,123	66,554,031	66,577,780	66,584,546
EQUITY
30.	Pre Petition Owners’ Equity		(52,326,141)	(52,326,141)	(52,326,141)
31.	Post Petition Cumulative Profit Or (Loss)		(77,121)	(100,574)	(112,005)
32.	Direct Charges To Equity (Attach Explanation) (Footnote)		(14,110,247)	(14,110,543)	(14,107,901)
33.	Total Equity		(66,513,509)	(66,537,258)	(66,546,047)
34.	Total Liabilities and Equity		40,522	40,522	38,499

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	SUPPLEMENT TO

CASE NUMBER:	03-30190-HDH-11	ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 06/04/03 - 07/01/03
ASSETS
A.	Deferred Franchise Costs		1,375	1,375	1,375
B.	Advance to Furr’s/Bishop Cafeterias, L.P.		157	157	157
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8		0	1,532	1,532	1,532

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14		0	0	0	0

A.	Other Assets		46,500	46,500	46,500
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15		0	46,500	46,500	46,500

POST PETITION LIABILITIES
A.	Advance from Cafeteria Operators, L.P.		60,159	83,612	93,020
B.
C.
D.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22			60,159	83,612	93,020

PRE PETITION LIABILITIES
A.	Investments In Affiliated Partnerships		150,701,823	150,701,823	150,701,823
B.	Investment in Intercompany Pension Plans		681,024	681,024	681,024
C.	Note Receivable - Cavalcade Foods, Inc. (Co-Debtor)		(1,500,000)	(1,500,000)	(1,500,000)
D.	Investments In Affiliated Corporations		(135,329,853)	(135,329,853)	(135,329,853)
E.	Other Accrued Expenses		125,207	125,503	122,861
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27		0	14,678,201	14,678,497	14,675,855

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 2

CASE NUMBER:	03-30190-HDH-11

INCOME STATEMENT

		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 06/04/03 - 07/01/03	QUARTER TOTAL
REVENUES
1.	Gross Revenues				0
2.	Less: Revenue Adjustment				0
3.	Net Revenue	0	0	0	0
COST OF GOODS SOLD
4.	Material				0
5.	Direct Labor				0
6.	Direct Overhead				0
7.	Total Cost Of Goods Sold	0	0	0	0
8.	Gross Profit	0	0	0	0
OPERATING EXPENSES
9.	Officer / Insider Compensation				0
10.	Selling & Marketing				0
11.	General & Administrative				0
12.	Rent & Lease				0
13.	Other (Attach List)	22,379	23,453	10,931	56,763
14.	Total Operating Expenses	22,379	23,453	10,931	56,763
15.	Income Before Non-Operating Income & Expense	(22,379)	(23,453)	(10,931)	(56,763)
OTHER INCOME & EXPENSES
16.	Non-Operating Income (Att List)	0	0	0	0
17.	Non-Operating Expense (Att List)	0	0	0	0
18.	Interest Expense				0
19.	Depreciation / Depletion				0
20.	Amortization				0
21.	Other (Attach List)				0
22.	Net Other Income & Expenses	0	0	0	0
REORGANIZATION EXPENSES
23.	Professional Fees				0
24.	U.S. Trustee Fees			500	500
25.	Other (Attach List)				0
26.	Total Reorganization Expenses	0	0	500	500
27.	Income Tax				0
28.	Net Profit (Loss)	(22,379)	(23,453)	(11,431)	(57,263)

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	SUPPLEMENT TO

CASE NUMBER:	03-30190-HDH-11	ACCRUAL BASIS - 2

INCOME STATEMENT

		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 06/04/03 - 07/01/03	QUARTER TOTAL
OPERATING EXPENSES
A.	Misc. Expenses	254	0	29	283
B.	Director Fees	18,000	18,000	5,000	41,000
C.	Public Co. Expenses	4,125	5,281	5,842	15,248
D.	Travel Expenses	0	172	0	172
E.	Licenses/Permits			60	60
TOTAL OTHER OPERATING EXPENSES - LINE 13		22,379	23,453	10,931	56,763

OTHER INCOME & EXPENSES
A.		0			0
B.					0
C.					0
D.					0
E.					0
TOTAL NON-OPERATING INCOME - LINE 16		0	0	0	0

A.					0
B.					0
C.					0
D.					0
E.					0
TOTAL NON-OPERATING EXPENSE - LINE 17		0	0	0	0

REORGANIZATION EXPENSES
A.					0
B.					0
C.					0
D.					0
E.					0
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25		0	0	0	0

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 3

CASE NUMBER:	03-30190-HDH-11

		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 06/04/03 - 07/01/03	QUARTER TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	Cash - Beginning Of Month	4,369	(7,510)	(7,510)	4,369
RECEIPTS FROM OPERATIONS
2.	Cash Sales				0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	Pre Petition				0
4.	Post Petition				0
5.	Total Operating Receipts	0	0	0	0
NON-OPERATING RECEIPTS
6.	Advances from Cafeteria Operators, L.P.	10,500	23,453	9,408	43,361
7.	Sale of Assets				0
8.	Other (Attach List)				0
9.	Total Non-Operating Receipts	10,500	23,453	9,408	43,361
10.	Total Receipts	10,500	23,453	9,408	43,361
11.	Total Cash Available	14,869	15,943	1,898	47,730
OPERATING DISBURSEMENTS
12.	Net Payroll				0
13.	Payroll Taxes Paid				0
14.	Sales, Use & Other Taxes Paid				0
15.	Secured / Rental / Leases				0
16.	Utilities				0
17.	Insurance				0
18.	Inventory Purchases				0
19.	Vehicle Expenses				0
20.	Travel				0
21.	Entertainment				0
22.	Repairs & Maintenance				0
23.	Supplies				0
24.	Other	22,379	23,453	10,931	56,763
25.	Investor Relations				0
26.	Total Operating Disbursements	22,379	23,453	10,931	56,763
REORGANIZATION DISBURSEMENTS
27.	Professional Fees				0
28.	U.S. Trustee Fees			500	500
29.	Other (Attach List)				0
30.	Total Reorganization Expenses	0	0	500	500
31.	Total Disbursements	22,379	23,453	11,431	57,263
32.	Net Cash Flow	(11,879)	0	(2,023)	(13,902)
33.	Cash - End of Month	(7,510)	(7,510)	(9,533)	(9,533)

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 4

CASE NUMBER:	03-30190-HDH-11

			SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH 06/04/03 - 07/01/03
ACCOUNTS RECEIVABLE AGING
1.	0 - 30
2.	31 - 60
3.	61 - 90
4.	91 +
5.	Total Accounts Receivable			0	0	0
6.	(Amount Considered Uncollectible)
7.	Accounts Receivable (Net)			0	0	0

AGING OF POST PETITION TAXES AND PAYABLES			MONTH:	June 4 - July 1, 2003

		0 - 30 DAYS	31 - 60 DAYS	61 - 90 DAYS	91 + DAYS	TOTAL
TAXES PAYABLE
1.	Federal					0
2.	State					0
3.	Local					0
4.	Other (See below)					0
5.	Total Taxes Payable	0	0	0	0	0
6.	Accounts Payable	0				0

STATUS OF POST PETITION TAXES	MONTH:	June 4 - July 1, 2003

		BEGINNING TAX LIABILITY *	AMOUNT WITHHELD AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
FEDERAL
1.	Withholding **	0	0	0	0
2.	FICA - Employee **	0	0	0	0
3.	FICA - Employer **	0	0	0	0
4.	Unemployment	0	0	0	0
5.	Income	0	0	0	0
6.	Other (Attach List)	0	0	0	0
7.	Total Federal Taxes	0	0	0	0
STATE AND LOCAL
8.	Withholding	0	0	0	0
9.	Sales	0	0	0	0
10.	Excise	0	0	0	0
11.	Unemployment	0	0	0	0
12.	Real Property	0	0	0	0
13.	Personal Property	0	0	0	0
14.	Other (Attach List)	0	0	0	0
15.	Total State And Local	0	0	0	0
16.	Total Taxes	0	0	0	0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30190-HDH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

BANK RECONCILIATIONS		MONTH:	June 4 - July 1, 2003

		Account # 1	Account # 2	Other Accounts (Attach Lis)	TOTAL
A.	BANK:	Bank of America	Amarillo National Bank
B.	ACCOUNT NUMBER:	0047 9075 9926	47368
C.	PURPOSE (TYPE):	Operating
1.	Balance Per Bank Statement				0
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks	(9,533)			0
4.	Other Reconciling Items				0
5.	Month End Balance Per Books	(9,533)	0		(9,533)
6.	Number of Last Check Written		N/A

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.	(Attach List)
11.	Total Investments				0
CASH
12.	Currency On Hand				0
13.	Total Cash - End of Month				(9,533)

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 6

CASE NUMBER:	03-30190-HDH-11

MONTH:	June 4 - July 1, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid  to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals.  Also, for payments to Insiders, identify the type of compensation paid (e.g. sa

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	See Cafeteria Operators, L.P. Case No. 03-30179
2.
3.
4.
5.
6.
7.
8.	Other (see attached)
	Total Payments To Insiders		0	0

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	See Cafeteria Operators, L.P.Case No. 03-30179
2.
3.
4.
5.
	Total Payments To Professionals		0	0	0	0

*  Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
1.
2.
3.
4.
5.	(Attach List)
	TOTAL	0	0	0

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 7

CASE NUMBER:	FURR’S RESTAURANT GROUP, INC.

	MONTH:	June 4 - July 1, 2003
QUESTIONNAIRE

		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X

If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item.  Attach additional sheets if necessary.

INSURANCE

		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2.	Are all premium payments paid current?	X
3.	Please itemize policies below.

If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attach additional sheets if necessary.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Exhibit

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

FURRI’S RESTAURANT GROUP, INC.

CASE NO. 03-30190-HDH-11

Insurance

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Property	Industrial Risk Insurers	12/31/02 to 12/30/03	383,500	annually
Property	Commonwealth Ins. Co.	12/31/02 to 12/30/03	60,000	annually
Property	Essex Ins.	12/31/02 to 12/30/03	60,000	annually
Property	Royal Indemnity	12/31/02 to 12/30/03	53,000	annually
Motor Truck, Cargo	Underwriters @ Lloyds	12/31/02 to 12/30/03	20,200	annually
Motor Truck, Cargo - excess	Underwriters @ Lloyds	12/31/02 to 12/30/03	5,000	annually
Comprehensive, Employers Indemnity	Arch Specialty Ins. Co.	01/04/03 to 01/04/04	237,784	annually
Workers’ Compensation - NM	New MexicoMutual Cas. Co	01/04/03 to 01/04/04	201,330	annually
Workers’ Compensation - AZ	Travelers Indemnity Co.	01/05/03 to 01/05/04	36,444	annually
Workers’ Compensation - MO	Travelers Indemnity Co.	01/08/03 to 01/08/04	287,434	annually
Workers’ Compensation - IA, IL, KS	L M Insurance Corp.	01/04/03 to 01/04/04	99,180	annually
Workers’ Compensation - CO	Pinnacol Assurance	01/18/03 to 01/18/04	43,903	annually
General Liability	Arch Specialty Ins. Co.	01/03/03 to 01/03/04	240,000	annually
Automobile	National Fire & Marine Insurance Co.	12/31/02 to 12/31/03	243,781	annually
Umbrella, first layer	Liberty Mutual	01/03/03 to 01/03/04	130,000	annually
Excess Umbrella, second layer	Great American Ins. Co.	01/03/03 to 01/03/04	88,312	annually
Excess Umbrella, third layer	Liberty Mutual	01/03/03 to 01/03/04	50,000	annually
Pollution Legal, liability UST’s	Commerce & Industry	12/31/02 to 12/31/03	8,907	annually
Transit Pollution	AIG Environmental	12/31/02 to 12/31/03	9,949	annually
Crime	Great American	12/31/01 to 12/31/04	14,007	annually
Special Crime	National Union	01/01/02 to 01/01/05	1,750	annually
Fiduciary	Gulf	04/07/01 to 04/07/04	7,665	annually

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	FOOTNOTES SUPPLEMENT

CASE NUMBER:	03-30190-HDH-11	ACCRUAL BASIS

	MONTH:	June 4 - July 1, 2003

ACCRUAL BASIS FORM NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION
1	8 A

The Debtor records certain deferred costs as assets in accordance with Generally Accepted Accounting Principles.  These assets are being amortized to allocate the expense over the life of the asset.  These amounts were not listed in Debtor’s schedules as they would have minimal value to the estate.

1	24

Debtor and its codebtors are jointly and severally obligated to a lender group, with Fleet National Bank as its administrative agent.  As a result, the entire amount of the debt has been recorded on each of the Debtor’s Schedules and Operating Reports.  Debtor continues to amortize loan costs relating to the secured debt, resulting in an increase in the pre-petitionsecured debt reported on the schedules.  This amortization expense has been recorded only on the operating report for Cafeteria Operators, L.P., Case No. 03-30179-HDH-11.

1	27 A - D	Debtor’s books and records reflect various investments in affiliates. For purposes of this report, these have been combined as ‘other pre-petition liabilities.’
1	27 E

The Debtor records on its books accruals for certain liabilities based on historical estimates.  While the known creditors were listed on the Debtor’s schedules, the estimated amounts were not.  Accordingly, for purposes of this report, the accrued liabilities are reflected as pre-petition “accrued liabilities.”

1	32

The direct charge to equity reflects the assets and liabilities that are on the Debtor’s books and records pursuant to Generally Accepted Accounting Principles.  The assets were not included in Debtor’s schedules as their value has limited or no value to the Debtor’s Estate.  The additional liabilities are accruals based on historical estimates.